EXHIBIT  32.1

Certification  of  Chief  Executive  Officer  and  Chief  Financial  Officer  of
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Worldteq Group International, Inc. pursuant to Section 906 of the Sarbanes-Oxley
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Act  of  2002  and  Section  1350  of  18  U.S.C.  63.
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I, Jeffrey Lieberman, the Chief Executive Officer and Chief Financial Officer of
Worldteq Group International., hereby certify that Worldteq Group International, Inc. periodic report on Form 10-QSB for the period ending June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of WORLDTEQ GROUP INTERNATIONAL, INC.



                                       WORLDTEQ  GROUP  INTERNATIONAL,  INC.



Date:  August 21, 2003                 By:  /s/  Jeffrey  Lieberman
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                                       Jeffrey  Lieberman
                                       Chief  Executive  Officer  and
                                       Chief  Financial  Officer


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